HARROW HEALTH | INC.

NASDAQ: HROW

OUTSTANDING COMMON STOCK:

25.6M SHARES

ESTIMATED MARKET CAPITALIZATION

$131M

PRICE PER SHARE as of July 7, 2020

$5.13

JULY 2020

SAFE HARBOR

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from Harrow Health, Inc.'s (the "Company" or "Harrow") expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; its estimates of the current and potential market size for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. This presentation may refer to non-GAAP financial metrics, specifically adjusted EBITDA and/or adjusted earnings. A reconciliation of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company's press releases, available on its website. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Our compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners.

HARROW HEALTH | INC.

HARROW HEALTH INC.

- We start-up innovative healthcare businesses.
- We own and operate ImprimisRx, an ophthalmology-focused prescription pharmaceutical platform.
- We actively participate and manage our interests in six other healthcare businesses we founded.
- We own royalty streams on drug candidates being developed by several of our businesses.

Healthcare Companies Founded Since 2014	Non-GAAP Value of Non-Controlled Equity Stakes	2019 Revenue (ImprimisRx)	Drug Candidates We Hold Royalties In
7	$48M	$51M	5


Consolidated Revenues, Assets, and Gross Margins
(Revenue and Assets in Thousands)
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
80%
70%
60%
50%
40%
30%
20%
10%
0%
2014
2015
2016
2017
2018
2019
Adj. E(L)BITDA
($7.5M)
($10M)
($10M)
($7M)
$0.2M
$4.6M
Consolidated Revenues
Assets
Gross Margins

HARROW HEALTH INC.

imprimis Rx®

- 100% wholly-owned and operated Harrow subsidiary, founded in 2014.
- Nation's leading FDA-registered ophthalmology-focused cGMP pharmaceutical drug compounder and prescription drug platform serving the ocular surgery, dry eye disease, and glaucoma markets.
- Launched over 7 new ophthalmic lines into the market in the past 5 years; 60+ patents filed.
- Over 1,500 monthly serviced accounts for over 9,000 prescribers.
- Fully-integrated national sales and customer service teams; efficient and scalable distribution platform.

Accelerating Revenues	Growing Gross Margins	Profitable	Strong Goodwill
149% CAGR Ophthalmology 2014-2019	**72%** New Record Q4 2019	**$8.9M** Segment Contribution 2019	**91** Net Promoter Score Average Q2 2020*

*Based on internal survey of 2,946 customers.

Traditional Pharmaceutical Value Chain


MD/Hospital Prescription
PRODUCTION
PHARMACY BENEFIT MANAGERS
INSURERS
WHOLESALERS
PHARMACY RETAILERS
PATIENT
MD OFFICE, HOSPITAL OR ASC

Middle-men and intermediaries thrive.

Inefficiencies diminish value for the patient, pharmaceutical company, and the healthcare provider.

Confusing “tiered” formularies and layers of intermediaries are “fed” by this opaque system.

Discount cards and other “access” programs attempt to soften consumer costs.

ImprimisRx Value Chain


ORDER &
PAYMENT
PRODUCTION
AND
NATION-WIDE
DISPENSING AT
imprimis Rx
PATIENT
MD OFFICE,
HOSPITAL OR
ASC

Cash-pay focused; no pharmacy benefit manager (PBM), wholesaler or distributor middlemen.

No formulary rejections, discount cards, payment submittals, investigations or PBM claw-backs.

Minimizes gross-to-net discounts for partnered-assets.

The ImprimisRx model is simple and transparent – *for patients and prescribers.*

imprimis Rx®

Opportunity

- Dominate share of pharmaceutical products used in US ophthalmic surgery (5M+ annual procedures).
- Expand >10% market share* in ophthalmic inflammation and infection (refractive surgeries).
- Announced supply agreements in Q1 2020 with providers of ~250K annual procedures.
- Potential CMS pass-through payment for an NDC-coded surgical formulation (2020 decision).

Growth Strategy

- Build on customer goodwill to expand sales depth within existing and new accounts.
- Continue to develop innovative products based on feedback from customers.
- Commercial partnerships to drive new products sales; and inorganically grow our national platform.
- Strong push in dry eye disease, glaucoma, and other patient-specific *chronic* eye conditions.

*Based on internal projections using publicly available U.S. market-size estimations.

Non-Controlled Equity Interests

ESTIMATED VALUE: $48M*


Melt
$17,500,000
Eton
$19,075,000
Surface
$11,550,000

*Melt/Surface equity values estimated based on the conversion price of Series A preferred stock (the most recent financing; and not a U.S. GAAP measure); Eton value is calculated based on the closing stock market price of Eton's common stock as of June 30, 2020

eTon PHARMACEUTICALS

Background

- Specialty pharmaceutical company; with diversified and growing pipeline.
- Deconsolidated from Harrow in June 2017, NASDAQ IPO in November 2018 (ETON).
- Harrow Health owns 3.5M shares of Eton common stock (~17%).

Opportunity*

- $2.5B+ aggregate market opportunity for drug candidates; multiple catalysts (next 12-18 months).

Expected Significant Events and Upcoming Catalysts*

- EM-100: partnered with Bausch Health; FDA target action date August 10, 2020.
- Alkindi Sprinkle (orphan): PDUFA September 29, 2020.
- Four NDAs expected to be submitted in 2H 2020.

*According Eton Pharmaceuticals, Inc. Corporate Presentation dated June 2020, press releases, and their corporate website: etonpharma.com

surface PHARMACEUTICALS INC.

Background

- Clinical stage pharmaceutical development company focused on ocular surface and dry eye disease.
- Deconsolidated from Harrow May 2018 after $21M Preferred Stock Offering led by Flying L Partners.
- Harrow Health owns 3.5M shares of Surface common stock (~30%).

Opportunity

- We estimate 30M+ Americans suffer from dry eye disease, existing multi-billion dollar drug market.
- Harrow owns royalty rights on patented ophthalmology drug candidates SURF-100/200/201.

Expected Significant Events and Upcoming Catalysts

- Series B Financing expected to close in 2020.
- SURF-201: Phase 2 clinical study underway (inflammation following ocular surgery); data end of 2020.
- SURF-100: Phase 2 clinical study underway (chronic dry eye disease); data expected during 2H 2021.
- SURF-200: IND effective; design and start of episodic dry eye program underway.

melt PHARMACEUTICALS

Background

- Clinical-stage company developing patented sublingual non-IV, non-opioid sedation drug candidates.
- Deconsolidated from Harrow in January 2019 after $11M Preferred Stock Offering.
- Harrow Health owns 3.5M shares of Melt common stock (~44%).

Opportunity

- Cataract surgery (4.2M procedures annually in the US) with many label expansion opportunities.
- Harrow owns a royalty on the MELT-100 drug candidate, and all future label extensions.

Expected Significant Events and Upcoming Catalysts

- IND submitted in June 2020.
- Phase 1/PK study enrollment in July 2020; complete before the end of 2020.
- Pivotal Phase 2 study to begin in first half of 2021, pending PK results.

MAYFIELD pharmaceuticals

STOWE pharmaceuticals inc.

Background

Women's health pharmaceutical company developing three novel drug candidates:

- MAY-66: Topical NCE for bacterial vaginosis
- MAY-44: Temporary treatment of dyspareunia
- MAY-88: Treatment for interstitial cystitis

Opportunity

Transformative patented therapies in three under-innovated areas of women's health.

Harrow owns royalty interests on patent-pending interstitial cystitis drug candidate MAY-88.

Background

Anti-infective pharmaceutical company developing lead drug candidate STE-006:

- NCE anti-infective (ophthalmic/otic applications)
- Preclinical data shows strong bacterial kill-times
- Ongoing in vivo anti-viral preclinical studies

Opportunity

Growing need for anti-infective ophthalmic NCEs.

Potential "*pathogen agnostic*" topical drop.

Expecting key preclinical results in 2H 2020.

visionology

Background

Comprehensive, on-demand ophthalmic care platform.

- Innovative telemedicine 2.0 platform "hugs" patient with patent-pending Circle of Care™ program.
- On-demand consultations with eye health professionals; pairing patient with trusted local doctor.
- Harrow currently controls 100% of Visionology.

Opportunity

- Partner with ImprimisRx to provide suite of proven medicines for chronic eye diseases.
- Other partnerships pending to deliver additional patented and patent-pending reimbursed services.

Significant Events and Upcoming Catalysts

- Led by Drew Livingston, co-founder/ex-CEO of Doxy.me (world's largest SaaS telemedicine platform).
- Regional launch expected in second half of 2020; national launch to follow in 2021.

HARROW HEALTH INC.

- ImprimisRx is a cornerstone wholly-owned ophthalmology-focused commercial drug platform.
- Expect ImprimisRx to grow beyond a $100M revenue business over the next few years.
- Leverage ImprimisRx ophthalmic drug platform to partner and inorganically expand our business.
- Positioned to capture significant income on incremental revenues as our overall business grows.
- Expect to see near-term catalysts related to our ownership stakes in Eton, Surface, and Melt.
- Anticipate near-term pivotal events for our newly formed Stowe, Visionology, and Mayfield businesses.
- We have plans to start new healthcare businesses, that we intend to launch in the years to come.

ESTABLISHED PLATFORM

FORESEEABLE GROWTH

PROFIT EXPANSION

INNOVATION LEADER

HARROW
HEALTH | INC.

102 Woodmont Blvd. Ste 610
Nashville, Tennessee 37205
(615) 733-4730

IR@HARROWINC.COM
WWW.HARROWINC.COM